 GENERAL ELECTRIC CAPITAL SERVICES, INC.

Operating Segments

        Revenues and earnings before accounting changes, by operating segment, for the four quarters and total year of 2002 are summarized and discussed below.

            All quarters presented have been reclassified to conform to the change in segment leverage ratios, the revision of our historical techniques for allocating shared costs and unusual items and the alignment of certain operations previously reported in the All Other GECS segment to Vendor Financial Services within the GE Commercial Finance segment. For additional information, see note 17 to the consolidated financial statements.

CONSOLIDATED
	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

Revenues
GE Commercial Finance	$4,016	$4,404	$4,522	$4,839	$17,781
GE Consumer Finance	2,372	2,463	2,701	2,730	10,266
GE Equipment Management	1,031	1,050	1,073	1,100	4,254
GE Insurance	5,768	5,263	6,197	6,068	23,296
All Other GECS	712	672	488	718	2,590

Total revenues	$13,899	$13,852	$14,981	$15,455	$58,187

Net earnings
GE Commercial Finance	$720	$735	$879	$855	$3,189
GE Consumer Finance	498	466	467	368	1,799
GE Equipment Management	75	67	83	88	313
GE Insurance	516	95	327	(1,033)	(95)
All Other GECS	(152)	(36)	(205)	(187)	(580)

Total earnings before accounting changes	1,657	1,327	1,551	91	4,626
Cumulative effect of accounting changes	(1,015)	-	-	-	(1,015)

Total net earnings	$642	$1,327	$1,551	$91	$3,611

GE Commercial Finance
	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

Revenues
Commercial Equipment Financing	$993	$1,069	$1,147	$1,330	$4,539
Real Estate	448	545	543	588	2,124
Commercial Finance (CF)	610	554	615	571	2,350
Structured Finance Group	296	296	323	328	1,243
Aviation Services	568	683	741	702	2,694
Vendor Financial Services	953	1,081	974	1,122	4,130
Other GE Commercial Finance	148	176	179	198	701

Total revenues	$4,016	$4,404	$4,522	$4,839	$17,781

Net earnings
Commercial Equipment Financing	$158	$149	$166	$246	$719
Real Estate	168	140	187	155	650
Commercial Finance (CF)	110	141	208	140	599
Structured Finance Group	131	127	124	106	488
Aviation Services	98	121	133	102	454
Vendor Financial Services	69	81	87	132	369
Other GE Commercial Finance	(14)	(24)	(26)	(26)	(90)

Total net earnings	$720	$735	$879	$855	$3,189

Assets
Commercial Equipment Financing	$47,557	$49,965	$49,782	$51,757	$51,757
Real Estate	24,334	30,144	29,273	29,522	29,522
Commercial Finance (CF)	26,049	26,073	26,188	26,897	26,897
Structured Finance Group	17,149	17,701	17,514	19,293	19,293
Aviation Services	26,797	27,968	28,741	30,512	30,512
Vendor Financial Services	21,374	22,197	22,272	25,518	25,518
Other GE Commercial Finance	9,152	9,396	9,584	10,746	10,746

Total assets	$172,412	$183,444	$183,354	$194,245	$194,245

Financing receivables - net	$117,267	$119,885	$119,413	$128,277	$128,277

GE Consumer Finance
	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

Revenues
Global Consumer Finance	$1,469	$1,501	$1,789	$1,730	$6,489
Card Services	903	962	912	1,000	3,777

Total revenues	$2,372	$2,463	$2,701	$2,730	$10,266

Net earnings
Global Consumer Finance	$313	$315	$343	$253	$1,224
Card Services	209	175	148	138	670
Other GE Consumer Finance	(24)	(24)	(24)	(23)	(95)

Total net earnings	$498	$466	$467	$368	$1,799

Assets
Global Consumer Finance	$44,644	$52,712	$54,968	$58,310	$58,310
Card Services	17,797	16,327	17,759	18,655	18,655

Total assets	$62,441	$69,039	$72,727	$76,965	$76,965

Financing receivables - net	$46,915	$56,793	$60,438	$63,254	$63,254

GE Equipment Management
	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

Revenues	$1,031	$1,050	$1,073	$1,100	$4,254

Net earnings	$75	$67	$83	$88	$313

Assets	$24,683	$25,140	$24,923	$25,222	$25,222

Equipment leased to others	$9,441	$9,435	$9,235	$9,416	$9,416

GE Insurance
	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

Revenues
GE Financial Assurance	$2,983	$2,817	$3,209	$3,308	$12,317
Mortgage Insurance	280	256	265	289	1,090
GE Global Insurance Holding (ERC)	2,407	2,076	2,585	2,364	9,432
Other GE Insurance	98	114	138	107	457

Total revenues	$5,768	$5,263	$6,197	$6,068	$23,296

Net earnings
GE Financial Assurance	$254	$118	$260	$302	$934
Mortgage Insurance	119	152	142	125	538
GE Global Insurance Holding (ERC)	87	(229)	(143)	(1,509)	(1,794)
Other GE Insurance	56	54	68	49	227

Total net earnings	$516	$95	$327	$(1,033)	$(95)

All Other GECS
	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

Revenues
IT Solutions	$495	$473	$501	$523	$1,992
GE Equity	(55)	(87)	(206)	(36)	(384)
Americom gain	-	-	-	-	-
Americom	-	-	-	-	-
Asset impairments	-	-	-	-	-
Product line exits	-	-	-	-	-
PaineWebber gain	-	-	-	-	-
Wards	-	-	-	-	-
Other - All Other GECS	272	286	193	231	982

Total revenues	$712	$672	$488	$718	$2,590

Net earnings
IT Solutions	$(8)	$(4)	$(8)	$(26)	$(46)
GE Equity	(70)	(84)	(166)	(55)	(375)
Americom gain	-	-	-	-	-
Americom	-	-	-	-	-
Asset impairments	-	-	-	-	-
Product line exits	-	-	-	-	-
Restructuring	-	-	-	-	-
PaineWebber gain	-	-	-	-	-
Wards	-	-	-	-	-
Other - All Other GECS	(74)	52	(31)	(106)	(159)

Total net earnings	$(152)	$(36)	$(205)	$(187)	$(580)